Exhibit 99.7

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                    May, 1998
           Series 1998-04, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      445,938.66
                                                               -----------------
        (b)    Interest                                       $    3,646,341.37
                                                               -----------------
        (c)    Total                                          $    4,092,280.03
                                                               -----------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      368,804.68
                                                               -----------------
        (b)    Interest                                       $    3,034,285.92
                                                               -----------------
        (c)    Total                                          $    3,403,090.60
                                                               -----------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       77,133.98
                                                               -----------------
        (b)    Interest                                       $      612,055.45
                                                               -----------------
        (c)    Total                                          $      689,189.43
                                                               -----------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $       161,112.85
                                                               -----------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    5,487,277.88
                                                               -----------------
        (b)    Interest                                       $       42,484.95
                                                               -----------------
        (c)    Total                                          $    5,529,762.83
                                                               -----------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                               -----------------
        (b)    Interest                                       $            0.00
                                                               -----------------
        (c)    Total                                          $            0.00
                                                               -----------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                               -----------------
        (b)    Interest                                       $            0.00
                                                               -----------------
        (c)    Total                                          $            0.00
                                                               -----------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                               -----------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $    1,314,940.70
                                                                 ---------------
        (b)    Interest                                       $        7,096.61
                                                                 ---------------
        (c)    Total                                          $    1,322,037.31
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  579,220,356.58
                                                                 ---------------

13.     Available Funds:                                      $   10,707,855.38
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                          $                     0.00
                                                        ------------------------

17.      Compensating Interest Payment:              $                 3,450.10
                                                        ------------------------

18.      Total interest payments:                    $             3,298,585.30
                                                        ------------------------

19. Interest
          Accrued        Unpaid Class
        Certificate        Interest      Interest
Class    Interest         Shortfalls      Payable             Pay-out Rate
-----    --------         ----------      -------             ------------
R       $         0.00   $      0.00   $        0.00       %      0.000000000
PO      $         0.00   $      0.00   $        0.00       %      0.000000000
A1      $   562,680.54   $      0.00   $  562,680.54       %      6.499999979
A2      $   474,075.78   $      0.00   $  474,075.78       %      7.000000049
A3      $    95,230.81   $      0.00   $   95,230.81       %      6.137499989
A4      $    36,657.02   $      0.00   $   36,657.02       %     11.024983885
A5      $   911,754.74   $      0.00   $  911,754.74       %      6.749999999
A6      $   534,424.03   $      0.00   $  534,424.03       %      6.487499985
A7      $   206,973.47   $      0.00   $  206,973.47       %      7.537500046
A8      $   338,295.12   $      0.00   $  338,295.12       %      6.749999963
M       $    62,495.79   $      0.00   $   62,495.79       %      6.750000527
B1      $    30,402.60   $      0.00   $   30,402.60       %      6.750000908
B2      $    15,198.49   $      0.00   $   15,198.49       %      6.750000144
B3      $    13,513.51   $      0.00   $   13,513.51       %      6.749998505
B4      $     6,755.63   $      0.00   $    6,755.63       %      6.749996846
B5      $    10,127.72   $      0.00   $   10,127.72       %      6.750000058

20.      Principal Distribution Amount:                       $    7,409,270.08
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                       Principal Distribution       Accrual Amount
        Class R        $                 0.00       $        0.00
        Class PO       $               221.50       $        0.00
        Class A1       $         2,075,724.54       $        0.00
        Class A2       $           235,215.64       $        0.00
        Class A3       $         1,515,713.21       $        0.00
        Class A4       $           324,795.69       $        0.00
        Class A5       $         3,238,884.31       $        0.00
        Class A6       $                 0.00       $        0.00
        Class A7       $                 0.00       $        0.00
        Class A8       $                 0.00       $        0.00
        Class SUP      $                 0.00       $        0.00
        Class M        $             8,445.30       $        0.00
        Class B1       $             4,108.42       $        0.00
        Class B2       $             2,053.83       $        0.00
        Class B3       $             1,826.13       $        0.00
        Class B4       $               912.91       $        0.00
        Class B5       $             1,368.60       $        0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                            $              0.05
                                                               -----------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                            $              0.00
                                                               -----------------

24.     Subordinate Certificate Writedown Amount:           $              0.00
                                                               -----------------

                                                 Accumulative
        Class       Supported Shortfall      Supported Shortfall
          B1        $            0.00     $               0.00
          B2        $            0.00     $               0.00
          B3        $            0.00     $               0.00
          B4        $            0.00     $               0.00
          B5        $            0.00     $               0.00

25.     Unanticipated Recoveries:                           $              0.00
                                                               -----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

           Class                  Certificate Interest
                                         Rates
         Class  A3                 %   6.13749999
         Class  A4                 %  11.02498388
         Class  A6                 %   6.48749998
         Class  A7                 %   7.53750005

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                        $          125,725.33
                                                            --------------------

 3.     Supplemental Servicing Fee amount:                $          265,348.11
                                                            --------------------

 4.     Credit Losses for prior month:                    $                0.00
                                                            --------------------
                                                  Category  Category  Category
                                                      A        B          C
 5.     Senior Percentage:            % 95.801420    N/A      N/A        N/A
                                       -----------   ----    -----    -------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A      N/A        N/A
                                       -----------   ----    -----    -------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A      N/A        N/A
                                       -----------   ----    -----    -------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A      N/A        N/A
                                       -----------   ----    -----    -------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A      N/A        N/A
                                       -----------   ----    -----    -------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A      N/A        N/A
                                       -----------   ----    -----    -------

 11.    Junior Percentage:            %  4.198580
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.


                                            By:  /s/ Mike Whiting
                                            -------------------------------
                                            Name:    Mike Whiting
                                            Title:   Vice President,
                                                     Escrow Operations